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                                                                   EXHIBIT 10.01

                          INTERNATIONAL GAME TECHNOLOGY
                          EMPLOYEE STOCK PURCHASE PLAN

              (AMENDED AND RESTATED EFFECTIVE AS OF MARCH 1, 1999;
            COMPOSITE PLAN DOCUMENT REFLECTING JULY 2003 STOCK SPLIT
                          AND DECEMBER 2003 AMENDMENT)

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                                TABLE OF CONTENTS

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1.   PURPOSE................................................................................................        1
2.   DEFINITIONS............................................................................................        1
3.   ELIGIBILITY............................................................................................        4
4.   STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS..........................................................        4
5.   OFFERING PERIODS.......................................................................................        4
6.   PARTICIPATION..........................................................................................        4
7.   METHOD OF PAYMENT OF CONTRIBUTIONS.....................................................................        5
8.   GRANT OF OPTION........................................................................................        6
9.   EXERCISE OF OPTION.....................................................................................        6
10.  DELIVERY...............................................................................................        7
11.  TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS...................................................        7
12.  ADMINISTRATION.........................................................................................        8
13.  DESIGNATION OF BENEFICIARY.............................................................................        9
14.  TRANSFERABILITY........................................................................................       10
15.  USE OF FUNDS; INTEREST.................................................................................       10
16.  REPORTS................................................................................................       10
17.  ADJUSTMENTS OF AND CHANGES IN THE STOCK................................................................       10
18.  POSSIBLE EARLY TERMINATION OF PLAN AND OPTIONS.........................................................       11
19.  TERM OF PLAN; AMENDMENT OR TERMINATION.................................................................       11
20.  NOTICES................................................................................................       12
21.  CONDITIONS UPON ISSUANCE OF SHARES.....................................................................       12
22.  PLAN CONSTRUCTION......................................................................................       12
23.  EMPLOYEES' RIGHTS......................................................................................       13
24.  MISCELLANEOUS..........................................................................................       13

                                       -i-

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                          INTERNATIONAL GAME TECHNOLOGY
                          EMPLOYEE STOCK PURCHASE PLAN
              (AMENDED AND RESTATED EFFECTIVE AS OF MARCH 1, 1999;
            COMPOSITE PLAN DOCUMENT REFLECTING JULY 2003 STOCK SPLIT
                          AND DECEMBER 2003 AMENDMENT)

            The following constitute the provisions of the International Game Technology Employee Stock Purchase Plan (the "PLAN"). The Plan was first adopted by the Board of Directors (the "BOARD") of International Game Technology, a Nevada corporation (the "CORPORATION") on February 26, 1987. The Plan was approved by the Corporation's stockholders on February 16, 1988. This amendment to and restatement of the Plan is effective as of March 1, 1999.

1.    PURPOSE

      The purpose of this Plan is to assist Qualified Employees in acquiring a stock ownership interest in the Corporation pursuant to a plan which is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. This Plan is also intended to help Qualified Employees provide for their future security and to encourage them to remain in the employ of the Corporation (and those Subsidiaries which may be designated by the Committee as "Participating Subsidiaries").

2.    DEFINITIONS

      Capitalized terms used herein which are not otherwise defined shall have the following meanings.

            "ACCOUNT" means the bookkeeping account maintained by the Corporation, or by a recordkeeper on behalf of the Corporation, for a Participant pursuant to Section 7(a).

            "BOARD" means the Board of Directors of the Corporation.

            "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

            "COMMITTEE" means the committee appointed by the Board to administer this Plan pursuant to Section 12.

            "COMMON STOCK" means the Common Stock, without par value, of the Corporation.

            "COMPANY" means, collectively, the Corporation and its Subsidiaries.

            "COMPENSATION" means a Qualified Employee's regular gross pay for a 40-hour week. Compensation includes any amounts contributed as salary reduction contributions to a plan qualifying under Section 401(k), 125 or 129 of the Code. Any other form of remuneration is excluded from Compensation, including (but not limited to) the following: overtime payments, sales commissions, prizes,

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            awards, relocation or housing allowances, stock option exercises, stock appreciation rights, restricted stock exercises, performance awards, auto allowances, tuition reimbursement and other forms of imputed income, bonuses, incentive compensation, special payments, fees and allowances. Notwithstanding the foregoing, Compensation shall not include any amounts deferred under or paid from any nonqualified deferred compensation plan maintained by the Company.

            "CONTRIBUTIONS" means all bookkeeping amounts credited to the Account of a Participant pursuant to Section 7(a).

            "CORPORATION" means International Game Technology, a Nevada corporation, and its successors.

            "EFFECTIVE DATE" means February 26, 1987, the original effective date of this Plan. This amendment to and restatement of the Plan is effective as of March 1, 1999.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

            "EXERCISE DATE" means, with respect to an Offering Period, the last day of that Offering Period.

            "FAIR MARKET VALUE" on any date means: (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of a share of Common Stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which such stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of a share of Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange, the last/closing price for a share of Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for a share of Common Stock on such date, as furnished by the NASD or a similar organization; or (iv) if the Common Stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the Common Stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

            "GRANT DATE" means the first day of each Offering Period, as determined by the Committee and announced to potential Qualified Employees; provided, however,

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            that no Grant Date may occur on or before the Exercise Date for the immediately preceding Offering Period.

            "OFFERING PERIOD" means the twelve-consecutive month period commencing on each Grant Date; provided, however, that the Committee may declare, as it deems appropriate and in advance of the applicable Offering Period, (i) a shorter (not to be less than three months) Offering Period or a longer (not to exceed 27 months) Offering Period.

            "OPTION" means the stock option to acquire Shares granted to a Participant pursuant to Section 8.

            "OPTION PRICE" means the per share exercise price of an Option as determined in accordance with Section 8(b).

            "PARENT" means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation in which each corporation (other than the Corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

            "PARTICIPANT" means a Qualified Employee who has elected to participate in this Plan and who has filed a valid and effective Subscription Agreement to make Contributions pursuant to Section 6.

            "PLAN" means this International Game Technology Employee Stock Purchase Plan, as amended from time to time.

            "QUALIFIED EMPLOYEE" means any employee of the Corporation, or of any Subsidiary which has been designated in writing by the Committee as a "Participating Subsidiary" (including any Subsidiaries which have become such after the date that this Plan is approved by the stockholders of the Corporation). Notwithstanding the foregoing, "Qualified Employee" shall not include any employee: (i) who has not as of the Grant Date completed at least 90 days of continuous full-time employment with the Company; or (ii) whose customary employment is for 20 hours per week or less; or (iii) whose customary employment is for not more than five months in a calendar year.

            "RULE 16b-3" means Rule 16b-3 as promulgated by the Commission under
            Section 16, as amended from time to time.

            "SECTION 16" means Section 16 of the Exchange Act.

            "SHARE" means a share of Common Stock.

            "SUBSCRIPTION AGREEMENT" means the written agreement filed by a Qualified Employee with the Corporation pursuant to Section 6 to participate in this Plan.

                                       3

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            "SUBSIDIARY" means any corporation in an unbroken chain of corporations (beginning with the Corporation) in which each corporation (other than the last corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

3.    ELIGIBILITY

      Any person employed as a Qualified Employee as of a Grant Date shall be eligible to participate in this Plan during the Offering Period in which such Grant Date occurs, subject to the Qualified Employee satisfying the requirements of Section 6.

4.    STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS

      (a) The maximum number of Shares that may be delivered pursuant to Options granted under this Plan is 12,600,000* Shares (after giving effect to the Corporation's stock splits affecting the Common Stock through the July 2003 four-for-one stock split), subject to adjustments pursuant to Section 17. In the event that all of the Shares made available under this Plan are subscribed prior to the expiration of this Plan, this Plan may be terminated by the Board.

      (b) The maximum number of Shares that any one individual may acquire upon exercise of his or her Option with respect to any one Offering Period is 12,000, subject to adjustments pursuant to Section 17 (the "INDIVIDUAL LIMIT"); provided, however, that the Committee may amend such Individual Limit, effective no earlier than the first Offering Period commencing after the adoption of such amendment, without stockholder approval. The Individual Limit shall be proportionately adjusted for any Offering Period of less than six months, and may, at the discretion of the Committee, be proportionately increased for any Offering Period of greater than six months.

5.    OFFERING PERIODS

      During the term of this Plan, the Corporation will offer Options to purchase Shares in each Offering Period to all Participants in that Offering Period. Each Option shall become effective on the Grant Date. The term of each Option shall be the duration of the related Offering Period and shall end on the Exercise Date. Offering Periods shall continue until this Plan is terminated in accordance with Section 18 or 19, or, if earlier, until no Shares remain available for Options pursuant to Section 4.

6.    PARTICIPATION

      A Qualified Employee may become a participant in this Plan by completing a Subscription Agreement on a form approved by and in a manner prescribed by the Committee (or its delegate). To become effective, a Subscription Agreement must be filed with the Corporation at the time specified by the Committee, but in all cases prior to

-------------
* Reflects the December 2003 amendment approved by the Board to increase the Share limit by 3,000,000 Shares, which amendment is subject to approval by stockholders at the 2004 annual meeting of stockholders.

      the start of the Offering Period with respect to which it is to become effective, and must set forth a stated amount (or, if the Committee so provides, a whole percentage) of the Qualified Employee's Compensation to be credited to the Participant's Account as Contributions each pay period; subject to (i) the $25,000 annual limitation set forth in Section 8(c),
      (ii) unless the Committee otherwise provides, an election of a stated amount of Compensation must result in a Plan Contribution of at least $10.00 each pay period, (iii) a Participant may not contribute more than ten percent (10%) of his or her Compensation as Plan Contributions, and
      (iv) such other limits, rules, or procedures as the Committee may prescribe. Subscription Agreements shall contain the Qualified Employee's authorization and consent to the Corporation's withholding from his or her Compensation the amount of his or her Contributions. A Subscription Agreement shall be effective only with respect to the related Offering Period. A Qualified Employee must timely file a new Subscription Agreement for each Offering Period in which he or she wishes to participate.

7.    METHOD OF PAYMENT OF CONTRIBUTIONS

      (a) The Corporation shall maintain on its books, or cause to be maintained by a recordkeeper, an Account in the name of each Participant. The percentage of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant's Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant's Account as soon as administratively practicable after such date. A Participant may not make any additional payments to his or her Account. A Participant's Account shall be reduced by any amounts used to pay the Option Price of Shares acquired, or by any other amounts distributed pursuant to the terms hereof.

      (b) Payroll deductions with respect to an Offering Period shall commence as of the first day of the payroll period which coincides with or immediately follows the applicable Grant Date and shall end on the last day of the payroll period which coincides with or immediately precedes the applicable Exercise Date, unless sooner terminated by the Participant as provided in this Section 7 or until his or her participation terminates pursuant to Section 11.

      (c) A Participant may terminate his or her Contributions during an Offering Period (and receive a distribution of the balance of his or her Account in accordance with Section 11) by completing and filing with the Corporation, in such form and on such terms as the Committee (or its delegate) may prescribe, a written withdrawal form which shall be signed by the Participant. Such termination shall be effective as soon as administratively practicable after its receipt by the Corporation. Partial withdrawals of Accounts, and other modifications or suspensions of Subscription Agreements are not permitted.

      (d) During leaves of absence approved by the Corporation and meeting the requirements of Regulation Section 1.421-7(h)(2) under the Code, a Participant may continue participation in this Plan by cash payments to the Corporation on

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

            his normal paydays equal to the reduction in his Plan Contributions caused by his leave.

8.    GRANT OF OPTION

      (a) On each Grant Date, each Qualified Employee who is a participant during that Offering Period shall be granted an Option to purchase a number of Shares. The Option shall be exercised on the Exercise Date. The number of Shares subject to the Option shall be determined by dividing the Participant's Account balance as of the applicable Exercise Date by the Option Price.

      (b) The Option Price per Share of the Shares subject to an Option shall be the lesser of: (i) 85% of the Fair Market Value of a Share on the applicable Grant Date; or (ii) 85% of the Fair Market Value of a Share on the applicable Exercise Date.

      (c) Notwithstanding anything else contained herein, a person who is otherwise a Qualified Employee shall not be granted any Option (or any Option granted shall be subject to compliance with the following limitations) or other right to purchase Shares under this Plan to the extent (i) it would, if exercised, cause the person to own "stock" (as such term is defined for purposes of Section 423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation, or of any Parent, or of any Subsidiary, or (ii) such Option causes such individual to have rights to purchase stock under this Plan and any other plan of the Corporation, any Parent, or any Subsidiary which is qualified under Section 423 of the Code which accrue at a rate which exceeds $25,000 of the fair market value of the stock of the Corporation, of any Parent, or of any Subsidiary (determined at the time the right to purchase such Stock is granted) for each calendar year in which such right is outstanding at any time. For this purpose a right to purchase stock accrues when it first become exercisable during the calendar year. In determining whether the stock ownership of a Qualified Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply, and stock which the Qualified Employee may purchase under outstanding options shall be treated as stock owned by the Qualified Employee.

9.    EXERCISE OF OPTION

      Unless a Participant's Plan participation is terminated as provided in
      Section 11, his or her Option for the purchase of Shares shall be exercised automatically on the Exercise Date for that Offering Period, without any further action on the Participant's part, and the maximum number of whole Shares subject to such Option (subject to the Individual Limit set forth in Section 4(b) and the limitations contained in Section 8(c)) shall be purchased at the Option Price with the balance of such Participant's Account. If any amount which is not sufficient to purchase a whole Share remains in a Participant's Account after the exercise of his or her Option on the Exercise Date: (i) such amount shall be credited to such Participant's Account for the next Offering Period, if he or she is then a Participant; or (ii) if such Participant is not a Participant in the next Offering

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      Period, or if the Committee so elects, such amount shall be refunded to such Participant as soon as administratively practicable after such date. If any amount which exceeds the Individual Limit set forth in Section 4(b) or one of the limitations set forth in Section 8(c) remains in a Participant's Account after the exercise of his or her Option on the Exercise Date, such amount shall be refunded to the Participant as soon as administratively practicable after such date.

10.   DELIVERY

      As soon as administratively practicable after the Exercise Date, the Corporation shall deliver to each Participant a certificate representing the Shares purchased upon exercise of his or her Option. The Corporation may make available an alternative arrangement for delivery of Shares to a recordkeeping service. The Committee (or its delegate), in its discretion, may either require or permit the Participant to elect that such certificates be delivered to such recordkeeping service. In the event the Corporation is required to obtain from any commission or agency authority to issue any such certificate, the Corporation will seek to obtain such authority. Inability of the Corporation to obtain from any such commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance of any such certificate shall relieve the Corporation from liability to any Participant except to return to the Participant the amount of the balance in his or her Account.

11.   TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS

      (a) Upon a Participant's termination from employment with the Company for any reason other than his or her death or Retirement, or if the Participant elects to terminate Contributions pursuant to Section 7(c), at any time prior to the last day of an Offering Period in which he or she participates, such Participant's Account shall be paid to him or her or in cash, and such Participant's Option and participation in the Plan shall be automatically terminated. If a Participant (i) ceases to be a Qualified Employee during an Offering Period but remains an employee of the Company through the Exercise Date, or (ii) during an Offering Period commences a leave of absence approved by the Company and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2) and is an employee of the Company or on such leave as of the applicable Exercise Date, such Participant's Contributions shall cease (subject to Section 6(d)), and the Contributions previously credited to the Participant's Account for that Offering Period shall be used to exercise the Participant's Option as of the applicable Exercise Date in accordance with Section 9 (unless the Participant makes an election to terminate Contributions in accordance with Section 7(c) at any time prior to the last day of the applicable Offering Period, in which case such Participant's Account shall be paid to him or her in cash in accordance with the foregoing).

      (b) A Participant who terminates employment with the Company due to Retirement may, at his election and by written notice to the Corporation, either (i) exercise his Option as of his Retirement date, in which event the Corporation shall apply the

                                       7

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            balance in his Account to purchase Shares and pay the Option Price
            (with the Exercise Date of such Option being the date of his retirement for purposes of calculating such price) and refund any amount which is not sufficient to purchase a whole Share to the Participant, or (ii) request payment of the balance in his Account in the form of cash, in which event the Corporation promptly shall make such payment, and thereupon his interest in the Plan and his Option shall terminate. If the Corporation does not receive such notice within 90 days of the Participant's Retirement or, if earlier, the end of the applicable Offering Period, the Participant shall be conclusively presumed to have elected alternative (ii) and requested the payment of the balance of his Account.

      (c) If the employment of a Participant is terminated by his death, his Beneficiary may, at his election and by written notice to the Corporation, either (i) exercise the Participant's Option as of the date of the Participant's death, in which event the Corporation shall apply the balance in the Participant's Account to purchase Shares and pay the Option Price (with the Exercise Date of such Option being the date of the Participant's death for purposes of calculating such price) and refund any amount which is not sufficient to purchase a whole share to the Beneficiary, or (ii) request payment of the balance in the Participant's Account in the form of cash, in which event the Corporation promptly shall make such payment to the Beneficiary and thereupon any interest of the Participant and his Beneficiary in the Plan and any Option shall terminate. If the Corporation does not receive such notice within 90 days of the Participant's death, or, if earlier, the end of the applicable Offering Period, the Participant's Beneficiary shall be conclusively presumed to have elected alternative (ii) and requested the payment of the balance of the Participant's Account.

      (d) A Participant's termination from Plan participation precludes the Participant from again participating in this Plan during that Offering Period. However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met. A Participant's termination from Plan participation shall be deemed to be a revocation of that Participant's Subscription Agreement and such Participant must file a new Subscription Agreement to resume Plan participation in any succeeding Offering Period.

12.   ADMINISTRATION

      (a) The Board shall appoint the Committee, which shall be composed of not less than two members of the Board. Each member of the Committee, in respect of any transaction at a time when an affected Participant may be subject to Section 16 of the Exchange Act, shall be a "non-employee director" within the meaning of Rule 16b-3. The Board may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation,

                                       8

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            or otherwise. The Board may also, at any time, assume or change the administration of this Plan.

      (b) The Committee shall supervise and administer this Plan and shall have full power and discretion to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of this Plan and not inconsistent with the terms of this Plan, and to make all other determinations necessary or advisable for the administration of this Plan. The Committee shall act by majority vote or by unanimous written consent. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or solely to any of his or her rights or benefits under this Plan. The Committee shall have full power and discretionary authority to construe and interpret the terms and conditions of this Plan, which construction or interpretation shall be final and binding on all parties including the Corporation, Participants and beneficiaries. The Committee may delegate ministerial non-discretionary functions to third parties, including officers of the Corporation.

      (c) Any action taken by, or inaction of, the Corporation, the Board or the Committee relating to this Plan shall be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation, will be liable for any such action or inaction of the entity or body, of another person, or, except in circumstances involving bad faith, of himself or herself.

13.   DESIGNATION OF BENEFICIARY

      (a) A Participant may file, in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any Shares or cash from such Participant's Account under this Plan in the event of such Participant's death. If a Participant's death occurs subsequent to the end of an Offering Period but prior to the delivery to him or her of any Shares deliverable under the terms of this Plan, such Shares and any remaining balance of such Participant's Account shall be paid to such beneficiary (or such other person as set forth in Section 13(b)) as soon as administratively practicable after the Corporation receives notice of such Participant's death and any outstanding unexercised Option shall terminate. If a Participant's death occurs at any other time, the balance of such Participant's Account shall be paid to such beneficiary (or such other person as set forth in Section 13(b)) in cash as soon as administratively practicable after the Corporation receives notice of such Participant's death and such Participant's Option shall terminate. If a Participant is married and the designated beneficiary is not his or her spouse, spousal consent shall be required for such designation to be effective unless it is established (to the satisfaction of a Plan representative) that there is no spouse or that the spouse cannot be located. The Committee may rely on the last designation of a beneficiary filed by a Participant in accordance with this Plan.

                                       9

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      (b)   Beneficiary designations may be changed by the Participant (and his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Committee (or its delegate). If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant's death, the Corporation shall deliver all Shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Corporation, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

14.   TRANSFERABILITY

      Neither Contributions credited to a Participant's Account nor any Options or rights with respect to the exercise of Options or right to receive Shares under this Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in
      Section 13) by the Participant. Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect and all amounts shall be paid and all shares shall be delivered in accordance with the provisions of this Plan. Amounts payable or Shares deliverable pursuant to this Plan shall be paid or delivered only to the Participant or, in the event of the Participant's death, to the Participant's beneficiary pursuant to Section 13.

15.   USE OF FUNDS; INTEREST

      All Contributions received or held by the Corporation under this Plan will be included in the general assets of the Corporation and may be used for any corporate purpose. Notwithstanding anything else contained herein to the contrary, no interest will be paid to any Participant or credited to his or her Account under this Plan (in respect of Account balances, refunds of Account balances, or otherwise).

16.   REPORTS

      Statements shall be provided to Participants as soon as administratively practicable following each Exercise Date. Each Participant's statement shall set forth, as of such Exercise Date, that Participant's Account balance immediately prior to the exercise of his or her Option, the Fair Market Value of a Share, the Option Price, the number of whole Shares purchased and his or her remaining Account balance, if any.

17.   ADJUSTMENTS OF AND CHANGES IN THE STOCK

      The following provisions will apply if any extraordinary dividend or other extraordinary distribution occurs in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off,

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      combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction (or event in respect of the Common Stock) or a sale of substantially all the assets of the Corporation as an entirety occurs. The Committee will, in such manner and to such extent (if any) as it deems appropriate and equitable

      (a) proportionately adjust any or all of (i) the number and type of Shares (or other securities) that thereafter may be made the subject of Options (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type of Shares (or other securities or property) subject to any or all outstanding Options, (iii) the Option Price of any or all outstanding Options, or (iv) the securities, cash or other property deliverable upon exercise of any outstanding Options, or

      (b) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for the substitution or exchange of any or all outstanding Options or the cash, securities or property deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

      In each case, no such adjustment will be made that would cause this Plan to violate Section 423 of the Code or any successor provisions without the written consent of the holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.

18.   POSSIBLE EARLY TERMINATION OF PLAN AND OPTIONS

      Upon a dissolution of the Corporation, or any other event described in
      Section 17 that the Corporation does not survive, the Plan and, if prior to the last day of an Offering Period, any outstanding Option granted with respect to that Offering Period shall terminate, subject to any provision that has been expressly made by the Committee through a plan or reorganization approved by the Board or otherwise for the survival, substitution, assumption, exchange or other settlement of the Plan and Options. In the event a Participant's Option is terminated pursuant to this Section 18, such Participant's Account shall be paid to him or her in cash.

19.   TERM OF PLAN; AMENDMENT OR TERMINATION

      (a) This Plan shall become effective as of the Effective Date. No new Offering Periods shall commence on or after February 26, 2007 (after giving effect to the amendment approved by the Corporation's stockholders at the 1997 annual meeting of stockholders which extended the term of this Plan) and this Plan shall

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            terminate as of the Exercise Date immediately following such date unless sooner terminated pursuant to Section 4, Section 18, or this
            Section 19.

      (b) The Board may amend, modify or terminate this Plan at any time without notice. Stockholder approval for any amendment or modification shall not be required, except to the extent required by
            Section 423 of the Code or other applicable law, or deemed necessary or advisable by the Board. No amendment, modification, or termination pursuant to this Section 18(b) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 17 or Section 18 shall not be deemed to constitute changes or amendments requiring Participant consent. Notwithstanding the foregoing, the Committee shall have the right to designate from time to time the Subsidiaries whose employees may be eligible to participate in this Plan and such designation shall not constitute any amendment to this Plan requiring stockholder approval.

20.   NOTICES

      All notices or other communications by a Participant to the Corporation contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.

21.   CONDITIONS UPON ISSUANCE OF SHARES

      Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares complies with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended from time to time, the Exchange Act, any applicable state securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed.

      As a condition precedent to the exercise of any Option, if, in the opinion of counsel for the Corporation such a representation is required under applicable law, the Corporation may require any person exercising such Option to represent and warrant that the Shares subject thereto are being acquired only for investment and without any present intention to sell or distribute such Shares.

22.   PLAN CONSTRUCTION

      (a) It is the intent of the Corporation that transactions involving Options under this Plan in the case of Participants who are or may be subject to the prohibitions of Section 16 satisfy the requirements for applicable exemptions under Rule 16 promulgated by the Commission under Section 16 so that such persons (unless they otherwise agree) will be entitled to the exemptive relief of Rule 16b-3 or

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            other exemptive rules under Section 16 in respect of those transactions and will not be subject to avoidable liability thereunder.

      (b) This Plan and Options are intended to qualify under Section 423 of the Code.

      (c) If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

23.   EMPLOYEES' RIGHTS

      Nothing in this Plan (or in any agreement related to this Plan) will confer upon any Qualified Employee or Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, or interfere in any way with the right of the Company to otherwise change such person's compensation or other benefits or to terminate the employment or other service or such Qualified Employee or Participant, with or without cause, but nothing contained in this Plan or any document related hereto shall affect any other contractual right of any Qualified Employee or Participant without such person's consent. No Participant shall have any rights as a stockholder until a certificate for Shares has been issued in the Participant's name following exercise of his or her Option. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to the issuance of such Share certificate. Nothing in this Plan shall be deemed to create any fiduciary relationship between the Corporation and any Participant.

24.   MISCELLANEOUS

      (a) This Plan, the Options, and related documents shall be governed by, and construed in accordance with, the laws of the State of Nevada. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

      (b) Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

      (c) The adoption of this Plan shall not affect any other Company compensation or incentive plans in effect. Nothing in this Plan will limit or be deemed to limit the authority of the Board or Committee
            (i) to establish any other forms of incentives or compensation for employees of the Company (with or without reference to the Common Stock), or (ii) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose; to the extent consistent with any other plan or authority.

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